Second Quarter 2026 Investor Supplement
Product Innovation and Developments
•Released a joint announcement with LALIGA on the collaboration of anti-piracy solutions that are designed to address illegal streaming of live sports and help rights holders prevent lost revenue.
•Released C++ SDK for Fastly Compute, enabling enterprises to secure, scale, and accelerate their C++ AI workloads, gaming features, and other low-latency applications.
Customer Highlights
•A leading UK health and beauty retailer expanded its use of Fastly’s platform with a multi-year, multi-million dollar commitment, replacing a long-time incumbent security vendor as part of a broader platform modernization.
•Le Monde is using Fastly’s Bot Management solution to set the terms for how their content gets accessed, transforming a scraping problem into controlled, licensed, revenue-generating relationships.
•A global education technology firm chose Fastly’s Next-Gen WAF after suffering a significant data breach when its prior WAF failed to adequately mitigate attacks.
•A leading fintech company selected Fastly after a rigorous evaluation, leveraging its resiliency and security capabilities to overcome a history of service disruptions with alternative solutions.
•A major auto-shopping platform added Fastly’s Bot Management and DDoS Protection to gain visibility and control over automated traffic, giving them the governance capabilities they need to run their business.

Calculations of Key and Other Selected Metrics – Quarterly (unaudited)
	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Revenue by Product ($ in millions):
Network Services Revenue	$107.4	$110.1	$113.3	$114.9	$118.8	$130.8	$126.2	$133.9
Security Revenue	26.2	26.9	26.4	29.3	34.0	35.4	38.8	41.7
Other Revenue	3.6	3.6	4.8	4.5	5.4	6.4	8.0	7.7
Total Revenue	$137.2	$140.6	$144.5	$148.7	$158.2	$172.6	$173.0	$183.3
Key Metrics:
Large Customer Count(6)	576	596	595	622	627	628	634	624
Large Customer Revenue %	92%	93%	93%	94%	94%	94%	94%	94%
Top Ten Customer Revenue %	33%	32%	33%	31%	32%	34%	34%	37%
LTM Net Retention Rate (NRR)(2)	105%	102%	100%	104%	106%	110%	113%	117%
Remaining Performance Obligations (RPO)(1)	$231.1	$227.6	$225.9	$247.1	$268.0	$353.8	$368.7	$340.9
Current RPO %(7)	78.0%	79.0%	69.0%	76.0%	77.0%	70.0%	75.0%	79.0%
Exhibit 99.2
Corporate Highlights
•Announced new research showing how rapidly growing AI traffic is reshaping the internet, growing 6.5x faster than human traffic this year, and why organizations need new strategies to manage machine traffic.
•Announced a new partnership with Skyfire enabling trusted commerce at the edge so enterprises can now securely identify, verify, and transact with AI agents in real time and at global scale, without re-architecting existing infrastructure.
Key Financial & Metrics Highlights
•Total revenue of $183.3 million, representing 23% year-over-year growth highlighted by Security revenue growing 43% year-over-year and representing 23% of total revenue.
•Generated $39.3 million of operating cash flow compared to $25.8 million of operating cash flow in the second quarter of 2025. Generated $3.6 million of positive free cash flow compared to $10.9 million in the second quarter of 2025.
•Remaining Performance Obligations (RPO)1 were $341 million, up 38% from $247 million in the second quarter of 2025.
•Last 12-month net retention rate (LTM NRR)2 increased to 117% in the second quarter from 113% in the first quarter of 2026.
Third Quarter and Full Year 2026 Guidance

	Q3 2026	Full Year 2026
Total Revenue (millions)	$184.0 - $190.0	$732.0 - $746.0
Non-GAAP Operating Income (millions)(3)	$20.0 - $24.0	$88.0 - $96.0
Non-GAAP Net Income per share(3)(4)(5)	$0.11 - $0.13	$0.50 - $0.54
Fastly Q2 2026 Earnings Investor Supplement (8/5/2026)                    Page 1

Key Metrics
1.Remaining Performance Obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied. During the third quarter of 2025, we identified an error in RPO calculations from certain contracts with a termination-for-convenience clause. We recast the presentation of RPO for all prior periods presented to reflect the correction of this error.
2.We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
3.For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this supplement. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future and cannot be reasonably determined or predicted at this time, although it is important to note that these factors could be material to Fastly’s future GAAP financial results.
4.Assumes weighted average diluted shares outstanding of 181.4 million in Q3 2026 and 180.3 million for the full year 2026.
5.Non-GAAP net income per share is calculated as Non-GAAP net income divided by weighted average diluted shares for 2026.
6.Our large customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four.
7.Current RPO % is calculated as RPO expected to be recognized over the next 12 months divided by total RPO.

Fastly Q2 2026 Earnings Investor Supplement (8/5/2026)                    Page 2

Forward-Looking Statements

This investor supplement contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance and shareholder returns, including our outlook and guidance and ability to maintain and strengthen our liquidity position; our ability to acquire new customers, expand cross-sell opportunities, and grow market share; our ability to enrich our revenue mix with platform enhancements; the performance of our existing and new platform enhancements; our ability to accelerate global growth; our partnerships and collaborations; the performance, capabilities, and expectations regarding customer experiences with Fastly Compute, including its C++ SDK, Bot Management and DDoS Protection, and Next-Gen WAF; and Fastly's strategies, platform, and business plans. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (“SEC”), including those more fully described in Fastly's Annual Report on Form 10-K for the year ended December 31, 2025. Additional information will also be set forth in Fastly’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and other filings and reports that Fastly may file from time to time with the SEC. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense and related employer payroll taxes, amortization of capitalized stock-based compensation - cost of revenue, amortization of acquired intangible assets, executive transition costs, net gain on extinguishment of debt, impairment expense, restructuring charges, gain on modification of lease, and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense and related employer payroll taxes, amortization of capitalized stock-based compensation - cost of revenue, gain on modification of lease, depreciation and other amortization expenses, amortization of acquired intangible assets, net gain on extinguishment of debt, impairment expense, executive transition costs, restructuring charges, interest income, interest expense, including amortization of debt discount and issuance costs, other expense (income), net, and income taxes.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.

Fastly Q2 2026 Earnings Investor Supplement (8/5/2026)                    Page 3

Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition Costs: consists of one-time cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, and capitalized internal-use software costs. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Gain on Modification of Lease: consists of a one-time non-cash charge recognized with respect to the modification of our leases. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results, or future outlook.
Impairment Expense: consists of charges related to our long-lived assets. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other (Expense) Income, Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Restructuring Charges: consists primarily of employee-related severance and termination benefits related to management's restructuring plan that resulted in a reduction in our workforce. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-Based Compensation Expense and Related Employer Payroll Taxes: consists of expenses for stock options, restricted stock units, performance awards and other shares issued under our equity incentive plans or our Employee Stock Purchase Plan ("ESPP"), as applicable, and the related employer payroll taxes. Although stock-based compensation and its related employer payroll taxes are expenses for the Company, management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance, primarily because they are expenses not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Fastly Q2 2026 Earnings Investor Supplement (8/5/2026)                    Page 4

Amortization of Capitalized Stock-Based Compensation - Cost of Revenue: in order to reflect the performance of our core business, ongoing operating results, or future outlook, and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies, similar to stock-based compensation, management considers it appropriate to exclude amortization of capitalized stock-based compensation from our non-GAAP financial measures.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Fastly Q2 2026 Earnings Investor Supplement (8/5/2026)                    Page 5

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share data)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Revenue	$137,206	$140,579	$144,474	$148,709	$158,223	$172,612	$173,021	$183,317
Cost of revenue(1)	62,466	65,516	67,676	67,593	65,894	66,652	64,840	67,366
Gross profit	74,740	75,063	76,798	81,116	92,329	105,960	108,181	115,951
Operating expenses:
Research and development(1)	31,884	32,742	37,429	42,221	41,421	41,591	41,972	42,071
Sales and marketing(1)	45,994	50,050	49,313	51,100	49,998	51,023	55,114	56,735
General and administrative(1)	27,173	26,154	28,235	24,323	29,698	28,436	34,990	31,578
Impairment expense	559	448	—	415	—	—	—	—
Restructuring charges	9,720	—	—	—	—	—	—	—
Total operating expenses	115,330	109,394	114,977	118,059	121,117	121,050	132,076	130,384
Loss from operations	(40,590)	(34,331)	(38,179)	(36,943)	(28,788)	(15,090)	(23,895)	(14,433)
Net gain on extinguishment of debt	—	1,365	—	—	—	941	—	—
Interest income	3,819	3,267	2,975	3,084	3,080	3,151	2,927	2,842
Interest expense	(473)	(1,231)	(3,173)	(3,164)	(3,161)	(3,201)	(3,306)	(3,348)
Other (expense) income, net	(317)	(815)	(80)	39	(55)	(625)	(380)	(400)
Loss before income taxes	(37,561)	(31,745)	(38,457)	(36,984)	(28,924)	(14,824)	(24,654)	(15,339)
Income tax expense (benefit)	455	1,141	691	557	559	681	(4,130)	252
Net loss	$(38,016)	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)	$(20,524)	$(15,591)
Net loss per share attributable to common stockholders, basic and diluted	$(0.27)	$(0.23)	$(0.27)	$(0.26)	$(0.20)	$(0.10)	$(0.13)	$(0.10)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	139,237	141,085	143,284	145,780	148,129	150,324	153,579	157,596

__________
(1)Includes stock-based compensation expense as follows:

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Cost of revenue	$1,911	$1,910	$1,939	$2,573	$2,861	$2,764	$2,536	$2,757
Research and development	7,378	7,922	8,893	11,755	11,915	11,890	10,030	11,902
Sales and marketing	7,113	7,047	6,693	8,176	8,754	9,348	9,353	10,344
General and administrative	8,614	8,066	8,057	3,831	9,599	8,275	13,062	10,169
Total	$25,016	$24,945	$25,582	$26,335	$33,129	$32,277	$34,981	$35,172

Fastly Q2 2026 Earnings Investor Supplement (8/5/2026)                    Page 6

Reconciliation of GAAP to Non-GAAP Financial Measures – Quarterly
(unaudited, in thousands, except per share data)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Gross profit
GAAP gross profit	$74,740	$75,063	$76,798	$81,116	$92,329	$105,960	$108,181	$115,951
Stock-based compensation expense and related employer payroll taxes(1)	1,911	1,910	1,939	2,573	2,861	2,764	2,748	3,026
Amortization of capitalized stock-based compensation - cost of revenue	1,338	1,371	1,641	1,581	1,664	1,662	1,688	1,694
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	2,475	—	—	—
Non-GAAP gross profit	$80,464	$80,819	$82,853	$87,745	$99,329	$110,386	$112,617	$120,671
GAAP gross margin	54.5%	53.4%	53.2%	54.5%	58.4%	61.4%	62.5%	63.3%
Non-GAAP gross margin	58.6%	57.5%	57.3%	59.0%	62.8%	64.0%	65.1%	65.8%
Research and development
GAAP research and development	$31,884	$32,742	$37,429	$42,221	$41,421	$41,591	$41,972	$42,071
Stock-based compensation expense and related employer payroll taxes(1)	(7,378)	(7,922)	(8,893)	(11,755)	(11,915)	(11,890)	(11,388)	(12,967)
Executive transition costs	—	—	—	—	(326)	(221)	—	—
Non-GAAP research and development	$24,506	$24,820	$28,536	$30,466	$29,180	$29,480	$30,584	$29,104
Sales and marketing
GAAP sales and marketing	$45,994	$50,050	$49,313	$51,100	$49,998	$51,023	$55,114	$56,735
Stock-based compensation expense and related employer payroll taxes(1)	(7,113)	(7,047)	(6,693)	(8,176)	(8,754)	(9,348)	(10,140)	(10,869)
Amortization of acquired intangible assets	(2,300)	(2,299)	(2,301)	(2,279)	(2,159)	(2,159)	(2,159)	(2,160)
Executive transition costs	—	—	—	—	—	—	(262)	—
Non-GAAP sales and marketing	$36,581	$40,704	$40,319	$40,645	$39,085	$39,516	$42,553	$43,706
General and administrative
GAAP general and administrative	$27,173	$26,154	$28,235	$24,323	$29,698	$28,436	$34,990	$31,578
Stock-based compensation expense and related employer payroll taxes(1)	(8,614)	(8,066)	(8,057)	(3,831)	(9,599)	(8,275)	(13,592)	(10,710)
Executive transition costs	—	—	(335)	—	(643)	—	(1,061)	—
Gain on modification of lease	—	—	—	736	—	—	—	—
Non-GAAP general and administrative	$18,559	$18,088	$19,843	$21,228	$19,456	$20,161	$20,337	$20,868
Operating income (loss)
GAAP operating loss	$(40,590)	$(34,331)	$(38,179)	$(36,943)	$(28,788)	$(15,090)	$(23,895)	$(14,433)
Stock-based compensation expense and related employer payroll taxes(1)	25,016	24,945	25,582	26,335	33,129	32,277	37,868	37,572
Amortization of capitalized stock-based compensation - cost of revenue	1,338	1,371	1,641	1,581	1,664	1,662	1,688	1,694
Restructuring charges	9,720	—	—	—	—	—	—	—
Executive transition costs	—	—	335	—	969	221	1,323	—
Gain on modification of lease	—	—	—	(736)	—	—	—	—
Amortization of acquired intangible assets	4,775	4,774	4,776	4,754	4,634	2,159	2,159	2,160
Impairment expense	559	448	—	415	—	—	—	—
Non-GAAP operating income (loss)	$818	$(2,793)	$(5,845)	$(4,594)	$11,608	$21,229	$19,143	$26,993
Net income (loss)
GAAP net loss	$(38,016)	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)	$(20,524)	$(15,591)
Stock-based compensation expense and related employer payroll taxes(1)	25,016	24,945	25,582	26,335	33,129	32,277	37,868	37,572
Amortization of capitalized stock-based compensation - cost of revenue	1,338	1,371	1,641	1,581	1,664	1,662	1,688	1,694
Restructuring charges	9,720	—	—	—	—	—	—	—
Executive transition costs	—	—	335	—	969	221	1,323	—
Gain on modification of lease	—	—	—	(736)	—	—	—	—
Amortization of acquired intangible assets	4,775	4,774	4,776	4,754	4,634	2,159	2,159	2,160
Net gain on extinguishment of debt	—	(1,365)	—	—	—	(941)	—	—
Impairment expense	559	448	—	415	—	—	—	—
Amortization of debt issuance costs	358	318	217	217	216	257	401	366
Non-GAAP net income (loss)	$3,750	$(2,395)	$(6,597)	$(4,975)	$11,129	$20,130	$22,915	$26,201
GAAP net loss per common share — basic and diluted	$(0.27)	$(0.23)	$(0.27)	$(0.26)	$(0.20)	$(0.10)	$(0.13)	$(0.10)
Non-GAAP net income (loss) per common share — basic	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.08	$0.13	$0.15	$0.17
Non-GAAP net income (loss) per common share — diluted	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.07	$0.12	$0.13	$0.15
Weighted average basic common shares	139,237	141,085	143,284	145,780	148,129	150,324	153,579	157,596
Weighted average diluted common shares	143,415	141,085	143,284	145,780	161,229	164,074	176,494	180,304
Fastly Q2 2026 Earnings Investor Supplement (8/5/2026)                    Page 7

(1)Similar to stock-based compensation, we believe it is also appropriate to exclude employer payroll taxes related to stock-based compensation from our non-GAAP financial measures in order to reflect the performance of our core business and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies. In order to continue to improve the usefulness of our non-GAAP financial measures to the investors, starting with the quarter ended March 31, 2026, we are excluding stock-based compensation related employer payroll taxes from our non-GAAP financial measures. We did not recast the presentation for all prior periods presented due to the immaterial amount of such payroll taxes. Refer to Non-GAAP Financial Measures definition for further details.

Reconciliation of GAAP to Non-GAAP Financial Measures – Quarterly (Continued)
(unaudited, in thousands, except per share data)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Reconciliation of GAAP to Non-GAAP diluted shares:
GAAP diluted shares	139,237	141,085	143,284	145,780	148,129	150,324	153,579	157,596
Other dilutive equity awards	4,178	—	—	—	13,100	13,750	22,915	22,708
Non-GAAP diluted shares	143,415	141,085	143,284	145,780	161,229	164,074	176,494	180,304
Non-GAAP diluted net income (loss) per share	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.07	$0.12	$0.13	$0.15

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Adjusted EBITDA
GAAP net loss	$(38,016)	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)	$(20,524)	$(15,591)
Stock-based compensation expense and related employer payroll taxes(1)	25,016	24,945	25,582	26,335	33,129	32,277	37,868	37,572
Amortization of capitalized stock-based compensation - cost of revenue	1,338	1,371	1,641	1,581	1,664	1,662	1,688	1,694
Gain on modification of lease	—	—	—	(736)	—	—	—	—
Depreciation and other amortization	13,781	13,911	13,650	13,505	14,101	13,725	10,320	11,129
Amortization of acquired intangible assets	4,775	4,774	4,776	4,754	4,634	2,159	2,159	2,160
Amortization of debt discount and issuance costs	358	318	217	217	216	257	401	366
Net gain on extinguishment of debt	—	(1,365)	—	—	—	(941)	—	—
Impairment expense	559	448	—	415	—	—	—	—
Executive transition costs	—	—	335	—	969	221	1,323	—
Restructuring charges	9,720	—	—	—	—	—	—	—
Interest income	(3,819)	(3,267)	(2,975)	(3,084)	(3,080)	(3,151)	(2,927)	(2,842)
Interest expense	115	913	2,956	2,947	2,945	2,944	2,905	2,982
Other expense (income), net	317	815	80	(39)	55	625	380	400
Income tax expense (benefit)	455	1,141	691	557	559	681	(4,130)	252
Adjusted EBITDA	$14,599	$11,118	$7,805	$8,911	$25,709	$34,954	$29,463	$38,122
(1)Similar to stock-based compensation, we believe it is also appropriate to exclude employer payroll taxes related to stock-based compensation from our non-GAAP financial measures in order to reflect the performance of our core business and to be consistent with the way many investors evaluate our performance and compare our operating results to peer companies. In order to continue to improve the usefulness of our non-GAAP financial measures to the investors, starting with the quarter ended March 31, 2026, we are excluding stock-based compensation related employer payroll taxes from our non-GAAP financial measures. We did not recast the presentation for all prior periods presented due to the immaterial amount of such payroll taxes. Refer to Non-GAAP Financial Measures definition for further details.

Fastly Q2 2026 Earnings Investor Supplement (8/5/2026)                    Page 8

Non-GAAP Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share data)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Revenue	$137,206	$140,579	$144,474	$148,709	$158,223	$172,612	$173,021	$183,317
Cost of revenue(1)(2)(3)	56,742	59,760	61,621	60,964	58,894	62,226	60,404	62,646
Gross profit(1)(2)	80,464	80,819	82,853	87,745	99,329	110,386	112,617	120,671
Operating expenses:
Research and development(1)(4)	24,506	24,820	28,536	30,466	29,180	29,480	30,584	29,104
Sales and marketing(1)(3)(4)	36,581	40,704	40,319	40,645	39,085	39,516	42,553	43,706
General and administrative(1)(4)(5)	18,559	18,088	19,843	21,228	19,456	20,161	20,337	20,868
Total operating expenses(1)(2)(3)(4)(5)(6)(7)	79,646	83,612	88,698	92,339	87,721	89,157	93,474	93,678
Income (loss) from operations(1)(2)(3)(4)(5)(6)(7)	818	(2,793)	(5,845)	(4,594)	11,608	21,229	19,143	26,993
Interest income	3,819	3,267	2,975	3,084	3,080	3,151	2,927	2,842
Interest expense(8)	(115)	(913)	(2,956)	(2,947)	(2,945)	(2,944)	(2,905)	(2,982)
Other (expense) income, net	(317)	(815)	(80)	39	(55)	(625)	(380)	(400)
Income (loss) before income taxes(1)(2)(3)(4)(5)(6)(7)(8)(9)	4,205	(1,254)	(5,906)	(4,418)	11,688	20,811	18,785	26,453
Income tax expense (benefit)	455	1,141	691	557	559	681	(4,130)	252
Net income (loss)(1)(2)(3)(4)(5)(6)(7)(8)(9)	$3,750	$(2,395)	$(6,597)	$(4,975)	$11,129	$20,130	$22,915	$26,201
Net income (loss) per share attributable to common stockholders, basic	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.08	$0.13	$0.15	$0.17
Net income (loss) per share attributable to common stockholders, diluted	$0.03	$(0.02)	$(0.05)	$(0.03)	$0.07	$0.12	$0.13	$0.15
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	139,237	141,085	143,284	145,780	148,129	150,324	153,579	157,596
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	143,415	141,085	143,284	145,780	161,229	164,074	176,494	180,304

(1)Excludes stock-based compensation expense and related employer payroll taxes. See GAAP to Non-GAAP reconciliations.
(2)Excludes amortization of capitalized stock-based compensation - cost of revenue. See GAAP to Non-GAAP reconciliations.
(3)Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(4)Excludes executive transition costs. See GAAP to Non-GAAP reconciliations.
(5)Excludes gain on modification of lease. See GAAP to Non-GAAP reconciliations.
(6)Excludes impairment expense. See GAAP to Non-GAAP reconciliations.
(7)Excludes restructuring charges. See GAAP to Non-GAAP reconciliations.
(8)Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(9)Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.

Fastly Q2 2026 Earnings Investor Supplement (8/5/2026)                    Page 9

Consolidated Balance Sheets – Quarterly
(unaudited, in thousands)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Assets
Current assets:
Cash and cash equivalents	$217,514	$286,175	$125,484	$82,487	$113,131	$180,563	$146,670	$89,798
Marketable securities	90,733	9,707	181,808	238,721	229,780	181,196	183,819	247,700
Accounts receivable, net of allowance for credit losses	116,800	115,988	119,035	117,318	109,184	118,029	130,037	114,216
Prepaid expenses and other current assets	28,011	28,325	26,243	26,137	27,689	26,921	29,560	27,333
Total current assets	453,058	440,195	452,570	464,663	479,784	506,709	490,086	479,047
Property and equipment, net	180,288	179,097	177,876	181,770	182,896	186,785	215,911	220,354
Operating lease right-of-use assets, net	47,700	50,433	48,802	54,001	53,050	52,067	57,697	58,213
Goodwill	670,356	670,356	670,356	670,356	670,356	670,356	670,356	670,356
Intangible assets, net	47,776	42,876	37,976	32,814	28,055	25,771	23,494	21,232
Other assets	72,576	68,402	61,665	59,573	56,461	57,789	55,984	54,441
Total assets	$1,471,754	$1,451,359	$1,449,245	$1,463,177	$1,470,602	$1,499,477	$1,513,528	$1,503,643
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,354	$6,044	$9,802	$13,344	$10,829	$17,612	$39,006	$20,124
Accrued expenses	40,854	41,622	37,165	45,282	60,421	70,669	45,523	52,937
Long-term debt, current	—	—	187,871	188,051	188,232	38,557	—	—
Finance lease liabilities, current	4,882	2,328	617	80	—	—	—	—
Operating lease liabilities, current	23,857	25,155	26,988	23,673	23,676	24,427	28,107	30,100
Deferred revenue	—	—	—	—	—	35,234	39,560	34,266
Other current liabilities	33,261	29,307	38,442	42,373	45,757	7,499	11,244	5,096
Total current liabilities	114,208	104,456	300,885	312,803	328,915	193,998	163,440	142,523
Long-term debt, net	344,498	337,614	149,874	149,883	149,893	323,282	323,620	323,958
Operating lease liabilities, non-current	40,565	39,561	36,615	48,577	47,106	43,921	46,019	44,234
Other long-term liabilities	3,029	4,478	4,848	9,267	7,723	8,698	3,303	2,111
Total liabilities	502,300	486,109	492,222	520,530	533,637	569,899	536,382	512,826
Stockholders’ equity:
Common stock	3	3	3	3	3	3	3	3
Additional paid-in capital	1,929,397	1,958,157	1,989,108	2,012,312	2,035,956	2,044,103	2,112,577	2,141,909
Accumulated other comprehensive loss	(22)	(100)	(130)	(169)	(12)	(41)	(423)	(493)
Accumulated deficit	(959,924)	(992,810)	(1,031,958)	(1,069,499)	(1,098,982)	(1,114,487)	(1,135,011)	(1,150,602)
Total stockholders’ equity	969,454	965,250	957,023	942,647	936,965	929,578	977,146	990,817
Total liabilities and stockholders’ equity	$1,471,754	$1,451,359	$1,449,245	$1,463,177	$1,470,602	$1,499,477	$1,513,528	$1,503,643

Fastly Q2 2026 Earnings Investor Supplement (8/5/2026)                    Page 10

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Cash flows from operating activities:
Net loss	$(38,016)	$(32,886)	$(39,148)	$(37,541)	$(29,483)	$(15,505)	$(20,524)	$(15,591)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation expense	13,656	13,786	15,167	14,962	15,639	15,263	11,892	12,720
Amortization of intangible assets	4,900	4,900	4,900	4,878	4,759	2,284	2,277	2,262
Non-cash lease expense	5,463	5,655	5,655	5,694	5,476	5,620	6,198	6,887
Amortization of debt discount and issuance costs	358	316	217	217	216	256	401	366
Amortization of deferred contract costs	4,773	4,746	4,850	4,847	4,869	4,803	4,758	4,733
Stock-based compensation	25,016	24,945	25,582	26,335	33,129	32,277	34,981	35,172
Deferred income taxes	339	893	422	327	289	395	(4,330)	(23)
Provision for credit losses	1,054	1,434	946	1,048	1,236	951	1,518	1,014
Loss (gain) on disposals of property and equipment	—	96	—	(43)	—	229	276	(9)
Accretion of discounts and amortization of premiums, net	(1,064)	(507)	(626)	(1,356)	(1,305)	(1,416)	(798)	(1,019)
Impairment of operating lease right-of-use assets	371	—	—	—	—	—	—	—
Impairment expense	559	448	—	415	—	—	—	—
Net gain on extinguishment of debt	—	(1,365)	—	—	—	(941)	—	—
Non-cash interest expense	—	840	2,906	969	2,906	969	2,906	969
Other adjustments	520	(897)	376	(84)	(189)	446	(218)	(57)
Changes in operating assets and liabilities:
Accounts receivable, net	(3,976)	(622)	(3,993)	669	6,898	(9,796)	(13,526)	14,807
Prepaid expenses and other current assets	(2,589)	(207)	2,216	121	(1,526)	768	(2,639)	2,227
Other assets	(2,705)	(4,140)	(2,095)	(6,076)	(4,820)	(6,554)	1,350	(3,195)
Accounts payable	4,754	(3,903)	2,575	3,446	(2,741)	1,209	6,812	1,497
Accrued expenses	2,707	1,220	(3,383)	1,577	1,339	20	3,523	(2,651)
Operating lease liabilities	(7,329)	(7,200)	(5,556)	(2,332)	(5,774)	(7,045)	(5,809)	(7,114)
Other liabilities	(3,789)	(2,332)	6,277	7,725	(1,994)	(1,799)	(182)	(13,661)
Net cash provided by operating activities	5,002	5,220	17,288	25,798	28,924	22,434	28,866	39,334
Cash flows from investing activities:
Purchases of marketable securities	(37,902)	—	(179,486)	(93,440)	(79,136)	(37,775)	(179,340)	(87,262)
Sales of marketable securities	—	—	—	—	18,128	7,808	—	—
Maturities of marketable securities	113,032	81,480	7,969	37,836	71,417	79,954	177,143	24,329
Purchases of property and equipment	(1,996)	(4,969)	(2,605)	(9,852)	(6,046)	(10,191)	(21,021)	(31,623)
Proceeds from sale of property and equipment	—	—	—	44	—	—	—	10
Capitalized internal-use software	(6,818)	(5,602)	(4,763)	(4,542)	(4,707)	(3,645)	(3,736)	(4,148)
Net cash provided by (used in) investing activities	66,316	70,909	(178,885)	(69,954)	(344)	36,151	(26,954)	(98,694)
Cash flows from financing activities:
Repayment of convertible senior notes	—	—	—	—	—	—	(38,593)	—
Proceeds from issuance of convertible notes	—	—	—	—	—	180,000	—	—
Payments of other debt issuance costs	—	(5,729)	—	—	—	(5,924)	(502)	—
Cash paid for debt extinguishment	—	—	—	—	—	(148,875)	—	—
Payments for purchase of capped calls	—	—	—	—	—	(18,162)	—	—
Repayments of finance lease liabilities	(3,296)	(2,554)	(1,711)	(537)	(80)	—	—	—
Proceeds from exercise of vested stock options	19	805	408	279	71	286	1,043	92
Proceeds from employee stock purchase plan	2,168	161	2,131	1,240	2,106	1,529	2,279	2,397
Net cash (used in) provided by financing activities	(1,109)	(7,317)	828	982	2,097	8,854	(35,773)	2,489
Effects of exchange rate changes on cash and cash equivalents	109	(151)	78	177	(33)	(7)	(32)	(1)
Net increase (decrease) in cash and cash equivalents	70,318	68,661	(160,691)	(42,997)	30,644	67,432	(33,893)	(56,872)
Cash and cash equivalents at beginning of period	147,196	217,514	286,175	125,484	82,487	113,131	180,563	146,670
Cash and cash equivalents at end of period	$217,514	$286,175	$125,484	$82,487	$113,131	$180,563	$146,670	$89,798

Fastly Q2 2026 Earnings Investor Supplement (8/5/2026)                    Page 11

Free Cash Flow
(unaudited, in thousands)

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Net cash provided by operating activities	$5,002	$5,220	$17,288	$25,798	$28,924	$22,434	$28,866	$39,334
Capital expenditures(1):
Purchases of property and equipment	(1,996)	(4,969)	(2,605)	(9,852)	(6,046)	(10,191)	(21,021)	(31,623)
Proceeds from sale of property and equipment	—	—	—	44	—	—	—	10
Capitalized internal-use software	(6,818)	(5,602)	(4,763)	(4,542)	(4,707)	(3,645)	(3,736)	(4,148)
Repayments of finance lease liabilities	(3,296)	(2,554)	(1,711)	(537)	(80)	—	—	—
Free Cash Flow	$(7,108)	$(7,905)	$8,209	$10,911	$18,091	$8,598	$4,109	$3,573
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.

Fastly Q2 2026 Earnings Investor Supplement (8/5/2026)                    Page 12